                                  EXHIBIT 99.2

                     SELECTED CONSOLIDATED FINANCIAL DATA

In August 1997, PennCorp Financial Group, Inc. ("PennCorp", the "Company") announced that it would likely be restating its financial statements. The discussion below reflects the restated amounts for the periods presented.

The following tables set forth selected consolidated financial information of PennCorp for each of years in the five-year period ended December 31, 1996. The selected consolidated financial information of PennCorp for each of years in the three year period ended December 31, 1996, has been derived from the audited consolidated financial statements of PennCorp (as restated) included elsewhere in this Form 8-K. The selected consolidated financial information of PennCorp for each of years in the two year period ended December 31, 1993, has been derived from the consolidated financial statements of PennCorp (as restated).

The Company has restated its selected consolidated financial information for each of years in the five-year period ended December 31, 1996. The restatement resulted from the Company reconsidering certain accounting practices after discussions with the Securities and Exchange Commission's Division of Corporation Finance.

The significant accounting practices incorporated in the restatement are as follows:

(i)   the methodology for determining deferrable acquisition costs;
(ii)  the amortization methodology of deferred acquisition costs;
(iii) the recognition of reserve adjustments for interest sensitive products;
(iv) the allocation of purchase consideration associated with certain acquisitions; and
(v)   the consolidation of a majority-owned subsidiary.

In addition, the Company corrected immaterial errors identified in previously issued financial statements.

The information should be read in conjunction with: (i) the historical consolidated financial statements of PennCorp and the notes thereto which are included herein, and (ii) Management's Discussion and Analysis of Financial Condition and Results of Operations, which is included herein.

(Amounts in thousands, except per share information)

(As restated)

         FOR THE YEARS ENDED DECEMBER 31,               1996         1995        1994         1993         1992
---------------------------------------------------  ----------   ----------  ----------   ----------   ----------
REVENUES:
   Policy revenues                                   $  348,090   $  301,889  $  244,422   $  201,788   $  184,690
   Net investment income                                210,734      102,291      51,850       43,114       41,302
   Other income(1)                                       43,703       21,794       1,056        3,817          632
   Net gains (losses) from the sale of investments        1,257        3,770      (3,556)       1,439        5,560
                                                     ----------   ----------  ----------   ----------   ----------
       Total revenues                                   603,784      429,744     293,772      250,158      232,184
                                                     ----------   ----------  ----------   ----------   ----------

BENEFITS AND EXPENSES:
   Claims incurred                                      188,727      141,876     112,650       95,232       91,904
   Change in liability for future policy benefits
     and other policy benefits                           83,184       20,047      (9,329)     (13,857)     (14,971)
   Insurance and other operating expenses               181,678      164,126     111,424      113,114      108,974
   Interest and amortization of deferred debt            18,579       19,520      18,274        7,461       17,621
     issuance costs                                  ----------   ----------  ----------   ----------   ----------
       Total benefits and expenses                      472,168      345,569     233,119      201,950      203,528
                                                     ----------   ----------  ----------   ----------   ----------
Income before income taxes and extraordinary
     charge                                             131,616       84,175      60,653       48,208       28,656
       Income taxes                                      40,957       27,829      22,163       17,336       10,695
                                                     ----------   ----------  ----------   ----------   ----------
Net income before extraordinary charge                   90,659       56,346      38,490       30,872       17,961
       Extraordinary charge, net of income taxes         (2,372)          --          --       (3,322)     (17,655)
                                                     ----------   ----------  ----------   ----------   ----------
Net income                                               88,287       56,346      38,490       27,550          306
       Preferred stock dividend requirements             14,646        6,540       1,151           --        2,903
                                                     ----------   ----------  ----------   ----------   ----------
Net income (loss) applicable to common stock         $   73,641   $   49,806  $   37,339   $   27,550   $   (2,597)
                                                     ==========   ==========  ==========   ==========   ==========


(1) Includes $21.0 million and $4.7 million of undistributed earnings in unconsolidated affiliates for the years ended 1996 and 1995, respectively.


              PER SHARE INFORMATION:
 -------------------------------------------------
   Primary:
    Net income before extraordinary charge           $     2.67   $     2.17  $     1.88   $     1.63   $     1.34
    Net income before net gains (losses) from the
      sale of investments and extraordinary          $     2.64   $     2.06  $     2.00   $     1.58   $     1.02
 charge
 Extraordinary charge, net of income taxes           $    (0.08)  $       --  $       --   $    (0.18)  $    (1.58)
    Common shares used in computing primary
      earnings per share                                 28,462       22,985      19,830       18,957       11,196

 Fully diluted:
    Net income before extraordinary charge           $     2.49   $     2.09
    Net income before net gains from the sale
      of investments and extraordinary charge        $     2.47         1.99
    Extraordinary charge, net of income taxes        $    (0.07)  $       --
    Common shares used in computing fully diluted
      earnings per share                                 35,229       25,566




              AS OF DECEMBER 31,
 -------------------------------------------------

                    ASSETS:
Investments and cash                                 $3,835,135   $2,410,304   $  822,778   $  674,552   $  556,960
Insurance assets                                        639,798      499,668      342,547      256,066      230,359
Other assets                                            334,390      232,946      144,244      132,767      117,103
                                                     ----------   ----------   ----------   ----------   ----------
   Total assets                                      $4,809,323   $3,142,918   $1,309,569   $1,063,385   $  904,422
                                                     ==========   ==========   ==========   ==========   ==========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Insurance liabilities                                $3,566,455   $2,221,161   $  788,223   $  649,899   $  611,342
Long-term debt                                          210,325      307,271      229,041      150,812      111,082
Other liabilities                                       170,302      125,351       58,903       73,924       41,519
Redeemable preferred stock                               32,864       30,007       37,256           --           --
Shareholders' equity                                    829,377      459,128      196,146      188,750      140,479
                                                     ----------   ----------   ----------   ----------   ----------
   Total liabilities and shareholders' equity        $4,809,323   $3,142,918   $1,309,569   $1,063,385   $  904,422
                                                     ==========   ==========   ==========   ==========   ==========


The following pages present the effects of the restatement.

                        CONSOLIDATED STATEMENTS OF INCOME
                         FOR THE YEAR ENDED DECEMBER 31,

                                                                                    1996                       1995
                                                                         -------------------------   ------------------------
                                                                        (As reported)  (Restatement)(As reported)(Restatement)
                                                                         -----------   -----------   -----------  -----------
REVENUES:
    Premiums, principally accident and sickness                          $   256,859   $   256,859   $   239,010  $   239,010
    Interest sensitive policy product charges                                 91,231        91,231        62,879       62,879
    Net investment income                                                    213,563       210,734       102,291      102,291
    Other income                                                              27,234        43,703        17,563       21,794
    Net gains/losses from sale of investments                                  1,257         1,257           595        3,770
                                                                         -----------   -----------   -----------  -----------
             Total revenues                                                  590,144       603,784       422,338      429,744
                                                                         -----------   -----------   -----------  -----------
BENEFITS AND EXPENSES:
    Claims incurred                                                          188,727       188,727       141,876      141,876
    Change in liability for future policy benefits and other
        policy benefits                                                       79,085        83,184        18,126       20,047
    Amortization of present value of insurance in force and
        deferred policy acquisition costs                                     52,877        56,470        47,732       51,535
    Amortization of costs in excess of net assets acquired                     7,990         8,648         6,557        6,486
    Underwriting and other administrative expenses                            97,685       116,560        93,272      106,105
    Interest and amortization of deferred debt issuance costs                 18,979        18,579        19,780       19,520
    Restructuring charge                                                          --            --            --           --
                                                                         -----------   -----------   -----------  -----------
             Total benefits and expenses                                     445,343       472,168       327,343      345,569
                                                                         -----------   -----------   -----------  -----------
Income before income taxes and extraordinary charge                          144,801       131,616        94,995       84,175
    Income taxes                                                              45,418        40,957        31,642       27,829
                                                                         -----------   -----------   -----------  -----------
Net income before extraordinary charge                                        99,383        90,659        63,353       56,346
    Extraordinary charge                                                      (2,372)       (2,372)           --           --
                                                                         -----------   -----------   -----------  -----------
Net income                                                                    97,011        88,287        63,353       56,346
    Preferred stock dividend requirements                                     14,646        14,646         6,540        6,540
                                                                         -----------   -----------   -----------  -----------
Net income applicable to common stock                                    $    82,365   $    73,641   $    56,813  $    49,806
                                                                         ===========   ===========   ===========  ===========

PER SHARE INFORMATION:
Primary:
    Net income applicable to common stock before extraordinary
         charge                                                          $      2.98   $      2.67   $      2.47  $      2.17
         Extraordinary charge                                                  (0.08)        (0.08)           --           --
                                                                         -----------   -----------   -----------  -----------
    Net income applicable to common stock                                $      2.90   $      2.59   $      2.47  $      2.17
                                                                         ===========   ===========   ===========  ===========
Common shares used in computing primary earnings per share                    28,462        28,462        22,985       22,985
                                                                         ===========   ===========   ===========  ===========

Fully diluted:
    Net income applicable to common stock before extraordinary
         charge                                                          $      2.74   $      2.49   $      2.36  $      2.09
         Extraordinary charge                                                  (0.07)        (0.07)           --           --
                                                                         -----------   -----------   -----------  -----------
    Net income applicable to common stock                                $      2.67   $      2.42   $      2.36  $      2.09
                                                                         ===========   ===========   ===========  ===========
Common shares used in computing fully diluted
        earnings per share                                                    35,229        35,229        25,566       25,566
                                                                         ===========   ===========   ===========  ===========

                                                                                    1994
                                                                          -------------------------
                                                                         (As reported) (Restatement
                                                                          -----------   -----------
REVENUES:
    Premiums, principally accident and sickness                           $   214,674   $   214,674
    Interest sensitive policy product charges                                  29,748        29,748
    Net investment income                                                      51,850        51,850
    Other income                                                                1,056         1,056
    Net gains/losses from sale of investments                                  (3,556)       (3,556)
                                                                          -----------   -----------
             Total revenues                                                   293,772       293,772
                                                                          -----------   -----------
BENEFITS AND EXPENSES:
    Claims incurred                                                           112,650       112,650
    Change in liability for future policy benefits and other
        policy benefits                                                        (9,329)       (9,329
    Amortization of present value of insurance in force and
        deferred policy acquisition costs                                      30,948        28,466
    Amortization of costs in excess of net assets acquired                      5,241         5,241
    Underwriting and other administrative expenses                             77,407        77,817
    Interest and amortization of deferred debt issuance costs                  18,274        18,274
    Restructuring charge                                                           --            --
                                                                          -----------   -----------
             Total benefits and expenses                                      235,191       233,119
                                                                          -----------   -----------
Income before income taxes and extraordinary charge                            58,581        60,653
    Income taxes                                                               21,437        22,163
                                                                          -----------   -----------
Net income before extraordinary charge                                         37,144        38,490
    Extraordinary charge                                                           --            --
                                                                          -----------   -----------
Net income                                                                     37,144        38,490
    Preferred stock dividend requirements                                       1,151         1,151
                                                                          -----------   -----------
Net income applicable to common stock                                     $    35,993   $    37,339
                                                                          ===========   ===========

PER SHARE INFORMATION:
Primary:
    Net income applicable to common stock before extraordinary
         charge                                                           $      1.82   $      1.88
         Extraordinary charge                                                      --            --
                                                                          -----------   -----------
    Net income applicable to common stock                                 $      1.82   $      1.88
                                                                          ===========   ===========
Common shares used in computing primary earnings per share
                                                                               19,830        19,830
                                                                          ===========   ===========
Fully diluted:
    Net income applicable to common stock before extraordinary charge
         Extraordinary charge

    Net income applicable to common stock

Common shares used in computing fully diluted earnings per share




                      CONSOLIDATED CONDENSED BALANCE SHEETS
                               AS OF DECEMBER 31,

                                                  1996                            1995                           1994
                                       ----------------------------  ------------------------------  ----------------------------
                                       (As reported)  (Restatement)   (As reported)   (Restatement)  (As reported)   (Restatement)
                                       ------------  --------------  --------------  --------------  --------------  ------------
ASSETS:
      Investments and cash             $  3,830,313  $    3,835,135  $    2,409,427  $    2,410,304  $      822,778  $    822,778
      Insurance assets                      668,972         639,798         513,559         499,668         352,932       342,547
      Other assets                          334,448         334,390         227,020         232,946         144,244       144,244
                                       ------------  --------------  --------------  --------------  --------------  ------------
           Total assets                $  4,833,733  $    4,809,323  $    3,150,006  $    3,142,918  $    1,319,954  $  1,309,569
                                       ============  ==============  ==============  ==============  ==============  ============

LIABILITIES AND SHAREHOLDERS' EQUITY:
      Insurance liabilities            $  3,562,108  $    3,566,455  $    2,229,047  $    2,221,161  $      798,030  $    788,223
      Long-term debt                        210,325         210,325         307,271         307,271         229,041       229,041
      Other liabilities                     183,437         170,302         117,175         125,351          59,107        58,903
      Redeemable preferred stock             32,864          32,864          30,007          30,007          37,256        37,256
      Shareholders' equity                  844,999         829,377         466,506         459,128         196,520       196,146
                                       ------------  --------------  --------------  --------------  --------------  ------------
           Total liabilities and
               shareholders' equity    $  4,833,733  $    4,809,323  $    3,150,006  $    3,142,918  $    1,319,954  $  1,309,569
                                       ============  ==============  ==============  ==============  ==============  ============

                            CONSOLIDATED STATEMENTS OF INCOME
                             FOR THE YEAR ENDED DECEMBER 31,

                                                                                     1993                         1992
                                                                         ---------------------------   ----------------------------
                                                                         (As reported)  (Restatement)  (As reported)  (Restatement)
                                                                         ------------   ------------   ------------   -------------
REVENUES:
      Policy revenues                                                    $    201,788   $    201,788   $   184,690    $   184,690
      Net investment income                                                    43,114         43,114         41,302         41,302
      Other income                                                              3,817          3,817            632            632
      Net gains/losses from sale of investments                                 1,439          1,439          5,560          5,560
                                                                         ------------   ------------   ------------   ------------
               Total revenues                                                 250,158        250,158        232,184        232,184
                                                                         ------------   ------------   ------------   ------------
BENEFITS AND EXPENSES:
      Claims incurred                                                          95,232         95,232         91,904         91,904
      Change in liability for future policy benefits and other
          policy benefits                                                     (13,857)       (13,857)       (14,971)       (14,971)
      Insurance and other operating expenses                                  110,598        113,114        108,833        108,974
      Interest and amortization of deferred debt issuance costs                 7,461          7,461         17,621         17,621
                                                                         ------------   ------------   ------------   ------------
               Total benefits and expenses                                    199,434        201,950        203,387        203,528
                                                                         ------------   ------------   ------------   ------------
Income before income taxes and extraordinary charge                            50,724         48,208         28,797         28,656
      Income taxes                                                             18,217         17,336         10,744         10,695
                                                                         ------------   ------------   ------------   ------------
Net income before extraordinary charge                                         32,507         30,872         18,053         17,961
      Extraordinary charge                                                     (3,322)        (3,322)       (17,655)       (17,655)
                                                                         ------------   ------------   ------------   ------------
Net income                                                                     29,185         27,550            398            306
      Preferred stock dividend requirements                                        --             --          2,903          2,903
                                                                         ------------   ------------   ------------   ------------
Net income applicable to common stock                                    $     29,185   $     27,550   $     (2,505)  $     (2,597)
                                                                         ============   ============   ============   ============

Primary:
      Net income applicable to common stock before extraordinary charge  $       1.71   $       1.63   $       1.35   $       1.34
           Extraordinary charge                                                 (0.18)         (0.18)         (1.58)         (1.58)
                                                                         ------------   ------------   ------------   ------------
      Net income applicable to common stock                              $       1.53   $       1.45   $      (0.23)  $      (0.24)
                                                                         ============   ============   ============   ============
Common shares used in computing primary earnings per share                     18,957         18,957         11,196         11,196
                                                                         ============   ============   ============   ============




                      CONSOLIDATED CONDENSED BALANCE SHEETS
                               AS OF DECEMBER 31,

                                                                    1993                            1992
                                                       ------------------------------  ------------------------------
                                                        (As reported)   (Restatement)   (As reported)  (Restatement)
                                                       --------------  --------------  --------------  --------------
Assets:
      Investments and cash                             $      674,552  $      674,552  $      556,960  $      556,960
      Insurance assets                                        258,723         256,066         230,500         230,359
      Other assets                                            132,767         132,767         117,103         117,103
                                                       --------------  --------------  --------------  --------------
           Total assets                                $    1,066,042  $    1,063,385  $      904,563  $      904,422
                                                       ==============  ==============  ==============  ==============

Liabilities and shareholders' equity
      Insurance liabilities                            $      649,899  $      649,899  $      611,342  $      611,342
      Long-term debt                                          150,812         150,812         111,082         111,082
      Other liabilities                                        74,854          73,924          41,568          41,519
      Redeemable preferred stock                                   --              --              --              --
      Shareholders' equity                                    190,477         188,750         140,571         140,479
                                                       --------------  --------------  --------------  --------------
           Total liabilities and shareholders' equity  $    1,066,042  $    1,063,385  $      904,563  $      904,422
                                                       ==============  ==============  ==============  ==============